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                              INDEMNITY AGREEMENT
                              -------------------

     This Indemnity Agreement, dated as of July 20, 1999 (the "Agreement"), is by and between MGM Grand, Inc., a Delaware corporation (the "Company"), and Tracinda Corporation, a Nevada corporation ("Tracinda") wholly owned by Kirk Kerkorian (the "Selling Stockholder").

     WHEREAS, the Selling Stockholder has requested the Company to register the offer and sale by the Selling Stockholder of up to 3,894,406 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), under the Securities Act of 1933, as amended;

     WHEREAS, the Company believes it is in its best interests to increase the public float of the Common Stock;

     WHEREAS, the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-3, File No. 333-81285 (the "Registration Statement"), to register the offer and sale of the Shares by the Selling Stockholder;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Indemnification by the Company.  The Company agrees to indemnify and
         -------------------------------
hold harmless Tracinda and each person who controls Tracinda within the meaning of Section 15 of the Securities Act of 1933, as amended, and each of their respective officers, directors, employees and agents (each, a "Tracinda Indemnified Party") as follows:

     (a) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus contained in the Registration Statement (the "Prospectus"), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or

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any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

     (c) against any and all reasonable expenses whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not the Tracinda Indemnified Party is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subsection
(a) or (b) above;

provided, however, that this Section 1 does not apply to any Tracinda Indemnified Party with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or the omission of alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereof) or the Prospectus (or any amendment thereof or supplement thereto).

     2.  Indemnification by Tracinda.   Tracinda agrees to indemnify and hold
         ----------------------------
harmless the Company and each of its officers, directors, employees and agents, including any person who signed the Registration Statement (each, a "Company Indemnified Party") as follows:

     (a) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Tracinda; and

     (c) against any and all reasonable expenses whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each

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case whether or not the Company Indemnified Party is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;


provided, however, that this Section 2 applies only with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or the omission of alleged omission therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereof) or the Prospectus (or any amendment thereof or supplement thereto).

     3.  Conduct of Indemnification Proceedings.  Each Tracinda Indemnified
         ---------------------------------------
Party and each Company Indemnified Party (hereafter an "indemnified party") shall give reasonably prompt notice to the Company or Tracinda, as the case may be (hereafter the "indemnifying party") of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld or delayed; provided, however, that, if such indemnified party determines in good faith that a conflict of interest exists and that, therefore, it is advisable for such indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense, and the indemnified party shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all indemnified parties under this Agreement) at the indemnifying party's expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to the first sentence of this Section 3, the indemnifying party will pay the reasonable fees and expenses of one counsel for all indemnified parties (limited in each jurisdiction to one counsel for all indemnified parties under this Agreement). No indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party, which consent will not be unreasonably withheld or delayed. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this Section 3, such indemnifying party shall not, except as otherwise provided in this Section 3, be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

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     4.  Contribution.
         -------------

     (a) In order to provide for just and equitable contribution in circumstances in which the indemnity provided for in this Agreement is for any reason held to be unenforceable by an indemnified party although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and Tracinda and the Selling Stockholder (including that of their respective officers, directors, employees and agents), on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as, any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of Tracinda and the Selling Stockholder (including their respective officers, directors, employees and agents), on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of Tracinda and the Selling Stockholder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3, any legal other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     (b) The Company and Tracinda agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Subsection (a) above. Notwithstanding the provisions of this Section 4, in the case of distributions to the public, Tracinda shall not be required to contribute any amount in excess of the amount by which (X) the total price at which the Shares sold by the Selling Stockholder pursuant to the Registration Statement exceeds (Y) the amount of any damages which Tracinda and the Selling Stockholder have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 5.  Miscellaneous.
                 --------------

     (a) All notices, requests and other communications under this Agreement shall be in writing and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other. Each such notice, request or other communication shall be effective: (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified below and the party

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sending the facsimile has received an electronic confirmation of receipt; (ii)
if given by registered or certified mail deposited in the United States mails return receipt requested with postage prepaid, addressed as aforesaid, five business days after such deposit; or (iii) if given by any other reasonable means (which shall include Federal Express and personal delivery), on the Business Day on which it can be proven that delivery was attempted at the address specified in this Section 5.

     If to the Company, to:

         MGM Grand, Inc.
         3799 Las Vegas Boulevard South
         Las Vegas, Nevada 89109
         Attention: Secretary/Treasurer
         Facsimile: 702-891-1114

     If to Tracinda, to:

         Tracinda Corporation
         150 South Rodeo Drive, Suite 250
         Beverly Hills, California 90212
         Attention: Secretary/Treasurer
         Facsimile: 310-271-3416

     (b) This Agreement and the rights and obligations of the parties created hereby shall be governed by the internal laws of the State of Nevada without regard to the conflict of law and choice of law provisions thereof.

     (c) If a court or an arbitrator of competent jurisdiction holds any provision of this Agreement to be illegal, unenforceable or invalid in whole or in part for any reason, such provision shall be adjusted rather than voided, if possible to achieve the intent of the parties to the extent possible, and in the event the validity and enforceability of the remaining sections shall not be affected unless an essential purpose of this Agreement would be defeated by the loss of the illegal, unenforceable or invalid provision.

     (d) Except for the indemnified parties as described herein, no third person is a beneficiary of this Agreement, nor shall any third person have any liability with respect to the performance by any party to this Agreement.

     (e) This Agreement may be executed in one or more counterparts, including executed counterparts forwarded by facsimile transmission, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     (f) This Agreement may not be modified or amended, nor may any provisions hereof be waived, except by a writing executed by the parties hereto which specifically states an intent to modify or amend the Agreement or waive one or more provisions hereof. No failure or delay by either party in exercising any right, power or privilege under this Agreement shall operate as a

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waiver thereof nor shall any single or partial exercise thereof preclude any other or further partial exercise of any other right, power or privilege. Except as otherwise provided herein, the rights and remedies shall be cumulative and not exclusive of any rights or remedies provided herein.

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     IN WITNESS WHEREOF, the undersigned have caused this Indemnity Agreement to be executed as of the date first written above.



                                  MGM GRAND, INC.



                                  By: /s/ Scott Langsner
                                     ---------------------------
                                     Name: Scott Langsner
                                     Title: Secretary/Treasurer



                                  TRACINDA CORPORATION



                                  By: /s/ Anthony L. Mandekic
                                     ---------------------------
                                     Name: Anthony L. Mandekic
                                     Title: Secretary/Treasurer

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